UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

___________________________________________

Date of Report
November 1, 2004

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas                                                74-1891727

(State of Incorporation)                            (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas   78230
Telephone Number:  (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 7.  Financial Statements and Exhibits.

(c) Exhibit

99.1 Kinetic Concepts, Inc. press release dated November 1, 2004.

Item 12.  Results of Operations and Financial Condition.

       The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

       Registrant is furnishing its press release dated November 1, 2004, which announces the Registrant's financial results for the three months and nine months ended September 30, 2004.  The text of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               KINETIC CONCEPTS, INC.
                                                                                               (REGISTRANT)

                                                                                              By:    /s/ Martin J. Landon
Date:  November 1, 2004                                                                  Martin J. Landon
                                                                                                         Vice President and
                                                                                                      Chief Financial Officer